U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 8, 2009

GREATBATCH, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Wehrle Drive, Clarence, New York	14031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On October 8, 2009, Electrochem Solutions, Inc., a wholly-owned subsidiary of Greatbatch, Inc. (NYSE: GB), (Collectively the “Company”) issued a press release announcing that a jury reached a verdict in favor of the plaintiff, in a previously disclosed action brought against the Company. A copy of the release is attached as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated October 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREATBATCH, INC.

Dated:	October 8, 2009	By:	/s/ Thomas J. Mazza
Thomas J. Mazza
Senior Vice President & Chief Financial
Officer

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Greatbatch, Inc. dated October 8, 2009.